Prospectus Supplement
John Hancock Exchange-Traded Fund Trust
John Hancock High Yield ETF (the fund)
Supplement dated March 26, 2026 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
On January 26, 2026, an affiliate of CVC Capital Partners plc, a private markets investment firm, announced that it has agreed to acquire 100% of Marathon Asset Management, L.P., the fund's subadviser (“Marathon”) in a cash and equity transaction (the “Transaction”). The closing of the Transaction will result in a change of control of Marathon, and therefore the current subadvisory agreement between Marathon and the fund’s investment adviser, John Hancock Investment Management LLC (the “Adviser”), dated March 28, 2024, will automatically terminate pursuant to Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), thus requiring approval of a new subadvisory agreement (the “New Subadvisory Agreement”) between Marathon and the Adviser.
At its meeting held March 24−26, 2026, the fund’s Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons” of the fund, as defined under the 1940 Act, considered and approved the New Subadvisory Agreement. The New Subadvisory Agreement is expected to become effective upon the closing of the Transaction, which is expected to be in the third quarter of 2026. No changes are anticipated in the personnel managing the fund or in the level of services provided to the fund.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.
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